"Caterpillar Financial Asset Trust, 1997-A"

Statement for Certificateholders Pursuant to Section 5.06(a)			Exhibit 99.1

Distribution Date:

( i )  Amount of principal being paid on Notes:

"(a)  Class A-1 Notes, CUSIP NO 149114AM28:"			"84,048,152.82 "
"       per $1,000 original principal amount:"			955.0926457

"(b)  Class A-2 Notes, CUSIP NO 149114AN01:"			0.00
"       per $1,000 original principal amount:"			0.0000000

"(c)  Class A-3 Notes, CUSIP NO 149114AP58:"			0.00
"       per $1,000 original principal amount:"			0.0000000

"(d)  Class B Notes, CUSIP NO 149114AQ32:"			0.00
"       per $1,000 original principal amount:"			0.0000000

(e)  Certificates:			0.00
"       per $1,000 original principal amount:"			0.00000000

(f)  Total:			"84,048,152.82 "

(ii)  Amount of interest being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AM28:"			"1,960,478.81 "
"       per $1,000 original principal amount:"			22.2781682

"(b)  Class A-2 Notes, CUSIP NO 149114AN01:"			"5,118,577.78 "
"       per $1,000 original principal amount:"			39.9888889

"(c)  Class A-3 Notes, CUSIP NO 149114AP58:"			"4,570,828.33 "
"       per $1,000 original principal amount:"			42.2833333

"(d)  Class B Notes, CUSIP NO 149114AQ32:"			"604,654.94 "
"       per $1,000 original principal amount:"			43.5944444

(e)  Certificates:			"384,222.86 "
"       per $1,000 original principal amount:"			44.33333333

(f)  Total:			"12,638,762.72 "


(iii) Pool Balance at end of related collection period:			"265,158,893.06 "

(iv) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Notes:			"3,951,847.18 "
      (ii)  Class A-1 Note Pool Factor:			0.04490735

(b) (i)   outstanding principal amount of Class A-2 Notes:			"128,000,000.00 "
      (ii)  Class A-2 Note Pool Factor:			1.00000000

(c) (i)   outstanding principal amount of Class A-3 Notes:			"108,100,000.00 "
      (ii)  Class A-3 Note Pool Factor:			1.00000000

(d) (i)   outstanding principal amount of Class B Notes:			"13,870,000.00 "
      (ii)  Class B Note Pool Factor:			1.00000000

(e) (i)  Certificate Balance:			"8,666,681.00 "
     (ii)  Certificate Pool Factor:			1.00000000

(v)  Amount of Servicing Fee paid:			"2,039,669.38 "

(vi) Amount of Administration Fee paid:			"4,000.00 "

(vii) Aggregate Purchase Amounts for Collection Period:			"812,160.32 "

(viii) Aggregate Amount of Realized Losses			"36,580.72 "

(ix) Balance of the Reserve Account at end of
            related collection period:			"7,799,325.00 "

(x) Specified Reserve Account Balance at end of
            related collection period:			"7,799,325.00 "

(xi) Class A Noteholders Distributable Amount

           (a) Interest			"11,649,884.92 "

           (b) Principal			"84,048,152.82 "

           (c) amount of the above to be withdrawn from the Reserve and
               deposited	into the Class A Note Distribution Account pursuant to
               Section 5.05 (c )			0.00

           (d) Total						"95,698,037.74 "
(xii) Class B Noteholders Distributable Amount

           (a) Interest			"604,654.94 "

           (b) Principal			0.00

           (c) amount of the above to be withdrawn from the Reserve and deposited into the ClassB Note Distribution Account pursuant to
               Section 5.05 (d)			0.00

           (d) Total			"604,654.94 "

(xiii) Certificateholder's Distributable Amount

           (a) Interest			"384,222.86 "

           (b) Principal			0.00

          ( c) Total
			"384,222.86 "

"Caterpillar Financial Asset Trust, 1997-A"

Statement for Noteholders pursuant to Section 5.06(b)			Exhibit 99.2

Distribution Date:

( i )  Amount of principal being paid on Notes:

"(a)  Class A-1 Notes, CUSIP NO 149114AM28:"			"84,048,152.82 "
"       per $1,000 original principal amount:"			955.09264571

"(b)  Class A-2 Notes, CUSIP NO 149114AN01:"			0.00
"       per $1,000 original principal amount:"			0.00000000

"(c)  Class A-3 Notes, CUSIP NO 149114AP58:"			0.00
"       per $1,000 original principal amount:"			0.00000000

"(d)  Class B Notes, CUSIP NO 149114AQ32:"			0.00
"       per $1,000 original principal amount:"			0.00000000

(e)  Total:			"84,048,152.82 "


(ii)  Amount of  interest being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AM28:"			"1,960,478.81 "
"       per $1,000 original principal amount:"			22.27816825

"(b)  Class A-2 Notes, CUSIP NO 149114AN01:"			"5,118,577.78 "
"       per $1,000 original principal amount:"			39.98888889

"(c)  Class A-3 Notes, CUSIP NO 149114AP58:"			"4,570,828.33 "
"       per $1,000 original principal amount:"			42.28333333

"(d)  Class B Notes, CUSIP NO 149114AQ32:"			"604,654.94 "
"       per $1,000 original principal amount:"			43.59444444

(e)  Total:			"12,254,539.86 "

(iii) Pool Balance at end of related collection period:			"265,158,893.06 "

(iv) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Notes:			"3,951,847.18 "
      (ii)  Class A-1 Note Pool Factor:			0.0449074

(b) (i)   outstanding principal amount of Class A-2 Notes:			"128,000,000.00 "
      (ii)  Class A-2 Note Pool Factor:			1.0000000

(c) (i)   outstanding principal amount of Class A-3 Notes:			"108,100,000.00 "
      (ii)  Class A-3 Note Pool Factor:			1.0000000

(d) (i)   outstanding principal amount of Class A-3 Notes:			"13,870,000.00 "
      (ii)  Class B Note Pool Factor:			1.0000000

(e) (i)  Certificate Balance:			"8,666,681.00 "
     (ii)  Certificate Pool Factor:			1.0000000

(v)  Amount of Servicing Fee paid:			"2,039,669.38 "

(vi) Amount of Administration Fee paid:			"4,000.00 "

(vii) Aggregate Purchase Amounts for Collection Period:			"812,160.32 "

(viii) Aggregate Amount of Realized Losses			"36,580.72 "

(ix) Balance of the Reserve Account at end of
            related collection period:			"7,799,325.00 "

(x) Specified Reserve Account Balance at end of
            related collection period:			"7,799,325.00 "

(xi) Class A Noteholders Distributable Amount

           (a) Interest			"11,649,884.92 "

           (b) Principal			"84,048,152.82 "

           (c) amount of the above to be withdrawn from the Reserve and deposited into the Class A Note Distribution Account pursuant to
               Section 5.05 (c )			0.00

           (d) Total
			"95,698,037.74 "
(xii) Class B Noteholders Distributable Amount

           (a) Interest			"604,654.94 "

           (b) Principal			0.00

           (c) amount of the above to be withdrawn from the Reserve and deposited into the ClassB Note Distribution Account pursuant to
               Section 5.05 (d)			0.00

           (d) Total			"604,654.94 "

(xiii) Certificateholder's Distributable Amount

           (a) Interest			"384,222.86 "

           (b) Principal			0.00

          ( c) Total			"384,222.86 "

"Caterpillar Financial Asset Trust, 1997-A"			Exhibit 99.3

"$  88,000,000 Class A-1 5.7225% Asset Backed Notes (CUSIP NO149114AM28 )"
"$128,000,000 Class A-2 6.10% Asset Backed Notes (CUSIP NO149114AN01 )" "$108,100,000 Class A-3 6.45% Asset Backed Notes (CUSIP NO149114AP58 )"
"$  13,870,000 Class B 6.65% Asset Backed Notes (CUSIP NO149114AQ32) )"
"$    8,666,681 6.65% Asset Backed Certificates "

Servicing Certificate/Statement to Noteholders and Certificateholders

Distribution Date
Collection Period Month Begin			Year End Statement
Collection Period Month End		 	as of 12/31/1997

Original Pool Balance			"346,636,681.02 "
Beginning Pool Balance			"346,636,681.02 "
Ending Pool Balance			"265,158,893.06 "

Total Interest Collections			"16,991,071.64 "
Total Principal Collections			"80,494,506.42 "
Warranty Repurchases:
    Contracts deferred beyond A-3 maturity date			0.00
Administrative Repurchases	Final Certification		"812,160.32 "
Liquidation Proceeds			"134,540.50 "
Reinvestment Income			"298,306.04 "

TOTAL COLLECTIONS FOR THE COLLECTION PERIOD			"98,730,584.92 "

Miscellaneous Data
    Aggregate Scheduled Amounts 31 - 60 days past due			"4,276,982.35 "
    Aggregate Scheduled Amounts 61 days or more past due			"2,398,896.34 "
    Net Losses on Liquidated Receivables This Period			"36,580.72 "
    Number of Loans at Beginning of Period		 	"4,119 "
    Number of Loans at End of Period		 	"3,837 "
    Repossessed Equipment not Sold or Reassigned (Beginning)			0.00
    Repossessed Equipment not Sold or Reassigned (End)			"970,303.18 "


Calculation of Distributable Amounts
Original Class A-1 Principal Balance			"88,000,000.00 "
Class A-1 Note Beginning Principal Balance			"88,000,000.00 "
Class A-1 Noteholders' Principal Carryover Shortfall 			0.00
A-1 Noteholders' share of the Principal Distribution Amount			100.00%
Class A-1 Noteholders' Principal Distributable Amount			"81,477,787.96 "

Original Class A-2 Principal Balance			"128,000,000.00 "
Class A-2 Note Beginning Principal Balance			"128,000,000.00 "
A-2 Noteholders' Percentage			100.00%
Class A-2 Noteholders' Principal Carryover Shortfall 			0.00
A-2 Noteholders' share of Principal Distribution Amount			0.00%
Class A-2 Noteholders' Principal Distributable Amount			0.00

Original Class A-3 Principal Balance			"108,100,000.00 "
Class A-3 Note Beginning Principal Balance			"108,100,000.00 "
A-3 Noteholders' Percentage			100.00%
Class A-3 Noteholders' Principal Carryover Shortfall 			0.00
A-3 Noteholders' share of Principal Distribution Amount			0.00%
Class A-3 Noteholders' Principal Distributable Amount			0.00

Original Class B Principal Balance			"13,870,000.00 "
Class B Note Beginning Principal Balance			"13,870,000.00 "
B Noteholders' Percentage			100.00%
Class B Noteholders' Principal Carryover Shortfall 			0.00
B Noteholders' share of Principal Distribution Amount			0.00%
Class B Noteholders' Principal Distributable Amount			0.00

Original Certificate Principal Balance			"8,666,681.00 "
Certificate Beginning Principal Balance			"8,666,681.00 "
Certificateholders' Principal Carryover Shortfall 			0.00
Certificateholders' Principal Distributable Amount			0.00

Total Beginning Principal Balance of Notes and Certificates			"346,636,681.00 "

Allocation of Total Distribution Amount (TDA)
Interest Distribution Amount  (IDA)			"17,252,796.96 "
Principal Distribution Amount  (PDA)			"81,477,787.96 "
Total Distribution Amount  (TDA)			"98,730,584.92 "

Administration Fee Shortfall (Beginning of Period)			0.00
Administration Fees Accrued during this Period			"4,000.00 "
Administration Fees Paid this Period from TDA			"4,000.00 "
Administration Fee Shortfall (End of Period Shortfall)		 	0.00

Total Distribution Amount Remaining			"98,726,584.92 "

A-1 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-1 Noteholders' Prepayment Premium			0.00
A-1 Noteholders' Interest Distributable Amount		5.7225%	"1,960,478.81 "
A-1 Noteholders' Interest Paid this Period from TDA			"1,960,478.81 "
Prelim. A-1 Noteholders' Interest Carryover Shortfall (End)			0.00

A-2 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-2 Noteholders' Prepayment Premium			0.00
A-2 Noteholders' Interest Distributable Amount		6.10%	"5,118,577.78 "
A-2 Noteholders' Interest Paid this Period from TDA			"5,118,577.78 "
Prelim. A-2 Noteholders' Interest Carryover Shortfall (End)		  	0.00

A-3 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-3 Noteholders' Prepayment Premium			0.00
A-3 Noteholders' Interest Distributable Amount		6.45%	"4,570,828.33 "
A-3 Noteholders' Interest Paid this Period from TDA			"4,570,828.33 "
Prelim. A-3 Noteholders' Interest Carryover Shortfall (End)		  	0.00

B Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
B Noteholders' Prepayment Premium			0.00
B Noteholders' Interest Distributable Amount		6.65%	"604,654.94 "
B Noteholders' Interest Paid this Period from TDA			"604,654.94 "
Prelim. B Noteholders' Interest Carryover Shortfall (End)		  	0.00

Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
Noteholders' Prepayment Premium			0.00
Noteholders' Interest Distributable Amount			"12,254,539.86 "
Noteholders' Interest Paid this Period from TDA			"12,254,539.86 "
Prelim. Noteholders' Interest Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"86,472,045.06 "

Class A-1 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-1 Noteholders' Principal Distributable Amount this Period			"81,477,787.96 "
A-1 Noteholders' Principal Paid this Period from TDA			"81,477,787.96 "
Prelim. Class A-1 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"4,994,257.10 "

Class A-2 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-2 Noteholders' Principal Distributable Amount this Period			0.00
A-2 Noteholders' Principal Paid this Period from TDA			0.00
Prelim. Class A-2 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"4,994,257.10 "

Class A-3 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-3 Noteholders' Principal Distributable Amount this Period			0.00
A-3 Noteholders' Principal Paid this Period from TDA			0.00
Prelim. Class A-3 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"4,994,257.10 "

Class B Noteholders' Principal Carryover Shortfall (Beginning)			0.00
B Noteholders' Principal Distributable Amount this Period			0.00
B Noteholders' Principal Paid this Period from TDA			0.00
Prelim. Class B Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"4,994,257.10 "

Servicing Fee Shortfall (Beginning of Period)			0.00
Servicing Fees Accrued during this Period		1.00%	"2,039,669.38 "
Servicing Fees Paid this Period from TDA		 	"2,039,669.38 "
Servicing Fee Shortfall (End of Period)		 	0.00

Total Distribution Amount Remaining			"2,954,587.72 "

Specified Reserve Account Balance			"7,799,325.00 "
Reserve Account Balance			"7,799,325.00 "
Deposit  to  Reserve Account Balance			0.00

Total Distribution Amount Remaining			"2,954,587.72 "

Certificateholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
Certificateholders' Prepayment Premium 			0.00
Certificateholders' Earned Interest		6.65%	"384,222.86 "
Certificateholders' Interest Paid this Period from TDA			"384,222.86 "
Prelim. Certificateholders' Interest Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"2,570,364.86 "

Certificateholders' Principal Carryover Shortfall (Beginning)			0.00
Certificateholders' Principal Distributable Amount			0.00
Certificateholders' Principal Paid this Period from TDA 			0.00
Prelim. Certificateholders' Principal Carryover Shortfall (End) 			0.00

Total Distribution Amount Remaining			"2,570,364.86 "

Distributions to/from Reserve Account
Reserve Account Balance at beginning of period			"7,799,325.00 "
Deposit to Reserve Account from Excess Collections 			"2,570,364.86 "

Distribute from Reserve Account to Noteholders' Distr. Account			0.00
Adjustment to A-1 Interest Carryover Shortfall			0.00
Adjustment to A-2 Interest Carryover Shortfall			0.00
Adjustment to A-3 Interest Carryover Shortfall			0.00
Adjustment to B Interest Carryover Shortfall			0.00
Adjustment to A-1 Principal Carryover Shortfall			0.00
Adjustment to A-2 Principal Carryover Shortfall			0.00
Adjustment to A-3 Principal Carryover Shortfall			0.00
Adjustment to B Principal Carryover Shortfall			0.00

Reserve Account Balance Remaining			"10,369,689.86 "

Class A-1 Note Principal Balance (End of Period-Prior to distibution of excess
  reserve)			"6,522,212.04 "
Class A-2 Note Principal Balance (End of Period- Prior to distribution of excess
  reserve)			"128,000,000.00 "
Class A-3 Note Principal Balance (End of Period- Prior to distribution of excess
  reserve)			"108,100,000.00 "
Class B Note Principal Balance (End of Period- Prior to distribution of excess
  reserve)			"13,870,000.00 "
Certificate Principal Balance (End of Period)			"8,666,681.00 "
Total Principal Balance of Notes and Certificates			"265,158,893.04 "

Specified Reserve Account Balance 			"7,799,325.00 "
Lesser of:
     Outstanding Aggregate Principal Amount of the Notes			"256,492,212.04 "
"     $7,799,325 (2.25% of the Initial Pool Balance)"			"7,799,325.00 "

Reserve Account Balance Remaining			"10,369,689.86 "
Excess Reserve Account Balance			"2,570,364.86 "
Release from Reserve Account to A-1 Noteholders as Principal 			"2,570,364.86 "
Release from Reserve Account to A-2 Noteholders as Principal			0.00
Release from Reserve Account to A-3 Noteholders as Principal			0.00
Release from Reserve Account to B Noteholders as Principal			0.00
Release from Reserve Account to Seller			0.00
Ending Reserve Account Balance (after distributions)			"7,799,325.00 "
Net Change in Reserve Account Balance			0.00

Ending Balances/Factors
Class A-1 Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-2 Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-3 Interest Carryover Shortfall  (Ending Balance)			0.00
Class B Interest Carryover Shortfall  (Ending Balance)			0.00

Noteholders' Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-1 Principal Carryover Shortfall  (Ending Balance)			0.00
Class A-2 Principal Carryover Shortfall  (Ending Balance)			0.00
Class A-3 Principal Carryover Shortfall  (Ending Balance)			0.00
Class B Principal Carryover Shortfall  (Ending Balance)			0.00

Certificateholders' Interest Carryover Shortfall  (Ending Balance)			0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)			0.00

Class A-1 Note Principal Balance (End of Period)			"3,951,847.18 "
Class A-2 Note Principal Balance (End of Period)			"128,000,000.00 "
Class A-3 Note Principal Balance (End of Period)			"108,100,000.00 "
Class B Note Principal Balance (End of Period)			"13,870,000.00 "

Certificate Principal Balance (End of Period)			"8,666,681.00 "
Total Principal Balance of Notes and Certificates			"262,588,528.18 "

Class A-1 Note Pool Factor (End of Period)		 	0.0449074
Class A-2 Note Pool Factor (End of Period)		 	1.0000000
Class A-3 Note Pool Factor (End of Period)		 	1.0000000
Class B Note Pool Factor (End of Period)			1.0000000

Certificate Pool Factor (End of Period)		 	1.0000000
Total Notes & Certificates Pool Factor (End of Period)			0.7575324

Specified Reserve Account Balance (after distributions)			"7,799,325.00 "